SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )


   Filed by the Registrant      |X|
   Filed by a Party other than the Registrant   |_|
   Check the appropriate box:
   |_| Preliminary Proxy Statement
                                        |_|  Confidential, for Use of the
                                             Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
   |X| Definitive Proxy Statement
   |_| Definitive Additional Materials
   |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Prophet 21, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5)      Total fee paid:

--------------------------------------------------------------------------------
   |_|      Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)      Amount Previously Paid:

--------------------------------------------------------------------------------
   (2)      Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3)      Filing Party:

--------------------------------------------------------------------------------
   (4)      Date Filed:

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
                                PROPHET 21, INC.
                             19 West College Avenue
                           Yardley, Pennsylvania 19067



To Our Stockholders:

     You are most cordially invited to attend the 1999 Annual Meeting of Stockholders of Prophet 21, Inc. at 1:00 P.M. local time, on Thursday, October 21, 1999, at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania.


     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with
               -- ---- -- --------
the instructions you have given in your proxy.

     Thank you for your continued support.


                                          Sincerely,



                                          John E. Meggitt, Ph.D.
                                          Chairman of the Board

                                PROPHET 21, INC.
                             19 West College Avenue
                           Yardley, Pennsylvania 19067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 21, 1999

      The Annual Meeting of Stockholders (the "Meeting") of PROPHET 21, INC., a Delaware corporation (the "Company"), will be held at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania, on Thursday, October 21, 1999, at 1:00 P.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending June 30, 2000; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Holders of Common Stock of record at the close of business on September 1, 1999 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 19 West College Avenue, Yardley, Pennsylvania 19067 for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                    By Order of the Board of Directors


                                    Dorothy M. Meggitt
                                    Secretary

Yardley, Pennsylvania
September 20, 1999

        THE COMPANY'S 1999 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                PROPHET 21, INC.
                             19 West College Avenue
                                Yardley, PA 19067


                  ---------------------------------------------
                                 PROXY STATEMENT
                  ---------------------------------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Prophet 21, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 21, 1999 (the "Meeting") at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania at 1:00 P.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value ("Common Stock"), as of the close of business on September 1, 1999, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 3,593,613 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the year ending June 30, 2000, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about September 20, 1999. The Annual Report to Stockholders of the Company for the year ended June 30, 1999, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of September 1, 1999. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of September 1, 1999.

                              ELECTION OF DIRECTORS

     At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors and nominees for election to the Board are as follows:

                                         SERVED AS A         POSITIONS WITH
NAME                             AGE    DIRECTOR SINCE        THE COMPANY
----                             ---    --------------        -----------

John E. Meggitt, Ph.D........     68         1967       Chairman of the Board
                                                        and Director

Charles L. Boyle, III........     46         1993       President, Chief
                                                        Executive Officer and
                                                        Director

Dorothy M. Meggitt...........     65         1967       Secretary and Director

Louis J. Cissone.............     64         1994       Director

Mark A. Timmerman............     38         1994       Director


     Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company.

     The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

     Dr. Meggitt founded the Company and has served as a Director of the Company since its inception in 1967. From the Company's inception through August 13, 1996, he was also President and Chief Executive Officer of the Company. In addition, Dr. Meggitt served as Treasurer of the Company from its inception through December 1993. Prior to founding the Company, he directed system programming operations for Electronic Associates, Inc. and, earlier, conducted computer research for IBM.

     Mr. Boyle joined the Company in 1984 and, effective August 13, 1996, was elected to the offices of President and Chief Executive Officer. Prior to serving in his current capacities, Mr. Boyle served as Executive Vice President from September 1992 to August 1996, Chief Financial Officer from September 1992 to December 1995, Chief Operating Officer from December 1995 to August 1996 and Treasurer from September 1992 to August 1996. He has been a Director since December 1993. Prior to joining the Company, Mr. Boyle held various financial and management positions with Colt Industries, Inc.

     Mrs. Meggitt joined the Company upon its inception in 1967 and has served as Secretary and a Director since that time. Mrs. Meggitt managed the Company's human resources and facilities departments from 1967 through 1987.

     Mr. Cissone has been on the Board of Directors since May 1994. From 1986 until his retirement in December 1995, Mr. Cissone served as Senior Vice
President and Chief Financial Officer of Sun Distributors L.P., a wholesale distributor of industrial products. In addition, Mr. Cissone has served on the Board of Directors of Robec, Inc., a national value-added distributor of micro-computer systems, since 1991.

     Mr. Timmerman has been on the Board of Directors since May 1994. Since 1986, Mr. Timmerman has worked for and currently is a partner in the Chicago-based investment banking firm of William Blair & Company which managed the Company's initial public offering of Common Stock in March 1994. In addition, Mr. Timmerman has served on the Board of Directors of DIY Home Warehouse, a retailer of home products, since 1993.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation Committee, which approves salaries and certain incentive compensation for top level employees of and consultants to the Company; an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent accountants; and an Option Committee, which makes recommendations about stock option awards to employees of and consultants to the Company. The Compensation Committee currently consists of John E. Meggitt, Ph.D., Charles L. Boyle, III, Mark A. Timmerman and Louis J. Cissone. The Audit Committee currently consists of Messrs. Meggitt, Timmerman and Cissone. The Option Committee currently consists of Messrs. Timmerman and Cissone. Each of the Compensation Committee, Audit Committee and Option Committee had one meeting during fiscal 1999. There were five Board of Directors Meetings in fiscal 1999. During fiscal 1999, each incumbent Director attended all meetings of the Board of Directors and all meetings of Committees on which he or she served.

COMPENSATION OF DIRECTORS

     Non-employee Directors receive an annual fee of $5,000 for services on the Board of Directors or any committee thereof plus $1,000 and reimbursement of their expenses for each quarterly meeting attended and $500 and reimbursement of their expenses for each special meeting attended. The Company may from time to time, and at the discretion of the Board of Directors, grant stock options to Directors for their service on the Board of Directors. During fiscal 1999, each non-employee Director (consisting solely of Messrs. Timmerman and Cissone) received options to purchase 1,000 shares of the Company's Common Stock, each at an exercise price of $16.25 per share, the fair market value of the Company's Common Stock on the date of the grant.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                              CAPACITIES IN       IN CURRENT
NAME                                AGE        WHICH SERVED     POSITION SINCE
----                                ---        ------------     --------------

John E. Meggitt, Ph.D........       68     Chairman of the           1967
                                           Board and Director

Charles L. Boyle, III........       46     President, Chief          1996
                                           Executive Officer
                                           and Director

Thomas M. Giuliani, CPA (1)..       42     Chief Financial           1996
                                           Officer and
                                           Treasurer

Dorothy M. Meggitt...........       65     Secretary and             1967
                                           Director

---------------------

(1) Mr. Giuliani joined the Company in 1989 and currently serves as its Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Giuliani held various accounting and financial positions for Deloitte & Touche, Commodore International Ltd., Fox Chase Cancer Center and Robinson Alarm Company.

     Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN FISCAL 1999, 1998 AND 1997

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to (i) each person who served as the Company's Chief Executive Officer for fiscal 1999 and (ii) the two most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 and who were serving as executive officers at the end of fiscal 1999 (collectively, the "Named Executives") during the years ended June 30, 1997, 1998 and 1999.

---------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------
                                                                         Long-Term
                                               Annual Compensation      Compensation
                                       ------------------------------------------------------------
                                                                           Awards
                                                                        ------------
                                                                         Securities
                                                                         Underlying     All Other
  Name and Principal Position          Year      Salary       Bonus        Options    Compensation
              (a)                      (b)       ($)(c)      ($)(d)        (#)(g)      ($)(i)(1)
---------------------------------------------------------------------------------------------------
                                        1999     $200,000    $90,000        14,000      $14,096
Charles L. Boyle, III, President and    1998     $199,643    $90,000        20,000      $ 9,698
    Chief Executive Officer..........   1997     $180,000    $   --         20,000      $ 7,877

                                        1999     $124,949    $31,050        10,000      $ 6,431
Thomas M. Giuliani, Chief Financial     1998     $114,577    $30,950        10,000      $ 4,628
    Officer and Treasurer............   1997     $100,901    $   636        10,000      $ 3,909

                                        1999     $150,000    $33,750         5,000      $14,117
Neil Jaffe, Vice President              1998     $150,489    $30,000        10,000      $14,007
   of Technology(2)..................   1997     $150,000    $   --            --       $ 8,003

--------------

(1) Includes Company contributions to its 401(k) plan and supplemental life insurance and long-term disability premiums paid by the Company on behalf of its executive officers.

(2) On May 6, 1999, Mr. Jaffe was named Vice President of Technology. As of such date, Mr. Jaffe was no longer an executive officer of the Company.

OPTION GRANTS IN FISCAL 1999

     The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1993 Stock Plan during fiscal 1999 to each of the Named Executives. The Company has never granted any stock appreciation rights.

---------------------------------------------------------------------------------------------------------
                        OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------
                                                                                    Potential Realizable
                      Individual Grants                                               Value at Assumed
                                                                                   Annual Rates of Stock
                                                                                   Price Appreciation for
                                                                                       Option Term(2)
---------------------------------------------------------------------------------------------------------
                        Number of
                        Securities   % of Total
                        Underlying     Options
                         Options       Granted        Exercise or
                         Granted     to Employees     Base Price     Expiration
       Name              (#)(1)     in Fiscal Year      ($/Sh)          Date          5%($)     10%($)
       (a)                 (b)           (c)             (d)             (e)           (f)        (g)
---------------------------------------------------------------------------------------------------------
Charles L.  Boyle, III.... 14,000        21.5%          $16.25         8/3/08       $143,075   $362,567


Thomas M. Giuliani........ 10,000        15.4%          $16.25         8/3/08       $102,196   $258,976


Neil Jaffe................  5,000         7.7%          $16.25         8/3/08       $ 51,098   $129,488
---------------------------------------------------------------------------------------------------------

-------------
(1) The options disclosed herein were granted pursuant to the Company's 1993 Stock Plan and become exercisable to the extent of one-third of the options on the first anniversary from the date of grant (August 3, 1998) with an additional one-third of the options granted becoming exercisable on each of the second and third anniversary of the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2)   Based on a grant date fair market value of $16.25.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR END OPTION VALUES

      The following table sets forth information concerning each exercise of options during fiscal 1999 by each of the Named Executives and the year end value of unexercised in-the-money options.

---------------------------------------------------------------------------------------------------------
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES
---------------------------------------------------------------------------------------------------------
                                                       Number of Securities        Value of Unexercised
                                                            Underlying             In-The-Money Options
                                                      Unexercised Options at           at Fiscal
                                                          Fiscal Year-End              Year-End
                                                               (#)                      ($)(1)
---------------------------------------------------------------------------------------------------------
                          Shares
                          Acquired on       Value          Exercisable/               Exercisable/
        Name              Exercise        Realized($)     Unexercisable              Unexercisable
         (a)               (#)(b)            (c)               (d)                        (e)
---------------------------------------------------------------------------------------------------------
Charles L. Boyle, III..      --              --          180,000 / 34,000           $191,668 / 13,332

Thomas M. Giuliani.....      --              --           31,000 / 20,000           $ 68,004 /  6,666

Neil Jaffe.............      --              --           83,333 / 11,667           $ 20,000 /   --
---------------------------------------------------------------------------------------------------------

-----------
(1) Based on a closing price of $7.25 per share of Common Stock as listed on the Nasdaq National Market at June 30, 1999.

EMPLOYMENT ARRANGEMENTS AND TERMINATION OF EMPLOYMENT

     Each of Dr. Meggitt and Messrs. Boyle and Jaffe are employed by the Company as employees at will. In fiscal 1999, Messrs. Boyle, Giuliani and Jaffe earned bonuses of $55,000, $18,750 and $0, respectively. Such bonuses were paid to such executive officers subsequent to June 30, 1999.

     In addition to the requirement of each of Dr. Meggitt and Messrs. Boyle and Jaffe to maintain the confidentiality of Company information and assign inventions to the Company, each of such executive officers has agreed that during the term of his respective employment and thereafter for the greater of two years or the period of time for which such executive officer is being compensated under such employment, such person will not compete with the Company by engaging in any capacity in any business which is competitive with the business of the Company.

     The Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, Charles L. Boyle, III, filed a Form 5 on August 19, 1999. The Company believes that such Form 5 should have been reported no later than August 16, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is comprised of John E. Meggitt,  Ph.D., Charles
L. Boyle, III, Mark A. Timmerman and Louis J. Cissone.

     The Company's headquarters in Yardley, Pennsylvania are leased to the Company by John E. Meggitt, Ph.D., the Chairman of the Board, and Dorothy M. Meggitt, his wife and Secretary of the Company. Dr. and Mrs. Meggitt also are Directors and majority stockholders of the Company. See "Security Ownership of Certain Beneficial Owners and Management." On July 1, 1998, the Company and Dr. and Mrs. Meggitt entered into a five-year lease for the Yardley facilities. Under such lease arrangement, the Company made rental payments to Dr. and Mrs. Meggitt totaling $432,000 during the year ended June 30, 1999. In addition, the Company paid $49,000 during the year ended June 30, 1999 for property taxes due on such property. The Company believes that the terms of the lease are at least as favorable to the Company as the terms that may have been available from unrelated third parties. In addition, the Company has determined that any future transactions between the Company and its officers, Directors, principal stockholders and their affiliates shall be on terms no less favorable to the Company than could be obtained from unrelated third parties.

     In fiscal 1999, the Company paid $197,250 of salary to Peter Meggitt, the son of Dr. and Mrs. Meggitt. Mr. Meggitt serves as a systems programmer for the Company.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the S&P Computer Systems Index (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year.










                       [PERFORMANCE GRAPH INSERTED HERE]











                COMPARISON OF CUMULATIVE TOTAL RETURN (1) (2) (3)
Among the Company, the Nasdaq Composite Index and the S&P Computer Systems Index
---------------------------------------------------------------------------------------------------
                          06/30/94     06/30/95     06/30/96     06/30/97     06/30/98     06/30/99
---------------------------------------------------------------------------------------------------
Prophet 21, Inc.........  $ 100.00     $  47.37     $  65.79     $  56.58     $ 153.95     $  76.32
---------------------------------------------------------------------------------------------------
Nasdaq Composite Index..  $ 100.00     $ 132.22     $ 167.86     $ 204.27     $ 268.39     $ 380.49
---------------------------------------------------------------------------------------------------
S&P Computer Systems
Index...................  $ 100.00     $ 164.37     $ 183.28     $ 277.84     $ 393.78     $ 714.87
---------------------------------------------------------------------------------------------------

(1) Graph assumes $100.00 invested on June 30, 1994 in the Company's Common Stock, the Nasdaq Composite Index and the S&P Computer Systems Index.
(2)   Total return assumes reinvestment of dividends.
(3)   Fiscal year ending June 30.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     The Compensation Committee generally determines base salary levels for executive officers of the Company, who are not subject to an employment agreement, at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Each of Dr. Meggitt and Messrs. Boyle and Jaffe are employed by the Company as employees at will.

     The Company's executive officer compensation program is comprised of base salary, conditional cash bonuses, stock options granted at the discretion of the Option Committee and various other benefits, including stock purchase rights, medical insurance and a 401(k) Plan which are generally available to all employees of the Company.

     Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salaries for each of Dr. Meggitt and Messrs. Boyle and Jaffe are determined by the Board of Directors. Salary increases for other executives are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     The stock option and stock purchase programs are designed to relate executives' long-term interests to stockholders' long-term interests. Stock options and stock purchase rights will be awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     Based on review of available information, the Committee believes that the Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and manufacturers' product lines, as well as variations in prices and distribution channels, and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.


                                    Compensation Committee Members

                                    John E. Meggitt, Ph.D.
                                    Charles L. Boyle, III
                                    Louis J. Cissone
                                    Mark A. Timmerman

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There are, as of September 1, 1999, approximately 185 holders of record and 1,450 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of September 1, 1999, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's current Directors (which includes all nominees) and Named Executives, and (iii) all Directors and executive officers as a group.

Name and Address                           Amount and Nature           Percent
of Beneficial Owner(1)                 of Beneficial Ownership(1)    of Class(2)

(i)   Certain Beneficial Owners:

Kennedy Capital Management, Inc. ....          230,475(3)                 6.4
10829 Olive Boulevard
St. Louis, MO 63141

(ii)  Directors (which includes all
      nominees and Named Executives:

John E. Meggitt, Ph.D. and
      Dorothy M. Meggitt.............        2,204,124(4)                61.3
19 West College Avenue
Yardley, PA 19067

Charles L. Boyle, III................          198,085(5)                 5.2

Thomas M. Giuliani...................           34,515(6)                 1.0

Louis J. Cissone.....................            3,333(7)                 *

Mark A. Timmerman....................            4,833(8)                 *

(iii) All current Directors and
      executive officers as a group
      (6 persons)....................        2,444,890(4)(5)(6)(7)(8)    63.9

---------------------
*     Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 3,593,613 shares of Common Stock outstanding on September 1, 1999.

(3) The information set forth on the table is based solely upon data derived from a Schedule 13G/A filed by such Shareholder.

(4) John E. Meggitt, Ph.D., Chairman of the Board, and Dorothy M. Meggitt, Secretary, are husband and wife. Includes 1,800,244 shares of Common Stock held by Dr. Meggitt and 403,880 shares of Common Stock held by Mrs. Meggitt. Does not include shares of Common Stock owned of record by Dr. and Mrs. Meggitt's adult children (and their spouses) and grandchildren, as to which shares Dr. and Mrs. Meggitt disclaim beneficial ownership.

(5) Represents 6,750 shares of Common Stock owned of record and 191,335 shares of Common Stock subject to options which were exercisable as of September 1, 1999 or which will become exercisable within 60 days after such date. Excludes 37,665 shares underlying options which become exercisable over time after such period.

(6) Represents 848 shares of Common Stock owned of record and 33,667 shares of Common Stock subject to options which were exercisable as of September 1, 1999 or which will become exercisable within 60 days after such date. Excludes 23,333 shares underlying options which become exercisable over time after such period.

(7) Represents 500 shares of Common Stock owned of record and 2,833 shares of Common Stock subject to options which were exercisable as of September 1, 1999 or which will become exercisable within 60 days after such date. Excludes 2,667 shares underlying options which become exercisable over time after such period.

(8) Represents 2,000 shares of Common Stock owned of record and 2,833 shares of Common Stock subject to options which were exercisable as of September 1, 1999 or which will become exercisable within 60 days after such date. Excludes 2,667 shares underlying options which become exercisable over time after such period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has executed indemnification agreements with each of its Directors and executive officers pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     Transactions involving Dr. and Mrs. Meggitt are reported in "Executive Compensation -- Compensation Committee Interlocks and Insider Participation. "

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has, subject to Stockholder approval, retained PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending June 30, 2000. PricewaterhouseCoopers LLP also served as independent accountants of the Company for fiscal 1999. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

     One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by May 23, 2000.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, executive officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and executive officers of the Company is based upon information received from the individual Directors and officers.

     PROPHET 21, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON SEPTEMBER 1, 1999, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                    By Order of the Board of Directors


                                    Dorothy M. Meggitt
                                    Secretary

Yardley, Pennsylvania
September 20, 1999

                                PROPHET 21, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

      The undersigned hereby constitutes and appoints John E. Meggitt, Ph.D. Charles L. Boyle, III, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Prophet 21, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 19 West College Avenue, Yardley, Pennsylvania 19067 at 1:00 P.M., local time, on Thursday, October 21, 1999 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

                  (continued and to be signed on reverse side)

1.  ELECTION OF DIRECTORS.
                                          Nominees:   John E. Meggitt, Ph.D.
                                                      Charles L. Boyle, III
VOTE FOR all nominees listed at right   [  ]          Dorothy M. Meggitt
                                                      Louis J. Cissone
                                                      Mark A. Timmerman
FOR, except vote withheld from the following nominees
(if any):


-----------------------------------------------------

VOTE WITHHELD from all nominees listed at right                        [  ]


2. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING JUNE 30, 2000.

FOR  [  ]                    AGAINST  [  ]                    ABSTAIN  [  ]


3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                       I will   will not
                                         [ ]       [ ]
                                       attend the Meeting


Date:                                   NOTE:  This proxy must be signed
     ------------------------------     exactly as the name appears hereon.
                                        When shares are held by joint
-----------------------------------     tenants, both should sign.  If the
Signature of Stockholder                signer is a corporation, please sign
                                        full corporate name by duly authorized
Date:                                   officer, giving full title as such. If a
     ------------------------------     partnership, please sign in partnership
                                        name by authorized person.
-----------------------------------
Signature of Stockholder if held
jointly